                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-1 (File No. 333-21325).


                                          ARTHUR ANDERSEN LLP

Los Angeles, California

May 16, 1997